UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 29, 2020

LEE ENTERPRISES, INCORPORATED
 (Exact name of Registrant as specified in its charter)

Delaware	1-6227	42-0823980
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, IA 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	LEE	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.	Entry into a Material Definitive Agreement

On January 29, 2020, Lee Enterprises, Incorporated, a Delaware corporation (“Lee”) entered into an Asset and Stock Purchase Agreement (“Purchase Agreement”) with Berkshire Hathaway Inc., a Delaware corporation (“Berkshire”) and BH Media Group, Inc., a Delaware corporation (“BH Media”).  Subject to the terms and conditions of the Purchase Agreement, Lee has agreed to purchase certain assets and assume certain liabilities of BH Media’s newspapers and related community publications business (“BH Media Newspaper Business”), excluding real estate and fixtures such as production equipment, for a purchase price of $130 million, and purchase all of the issued and outstanding capital stock of The Buffalo News, Inc., a Delaware corporation (“Buffalo News”) for a purchase price of $10 million (collectively, the “Transactions”). Since July 2, 2018, Lee has managed the BH Newspaper Business pursuant a Management Agreement between BH Media and Lee dated June 26, 2018 (“Management Agreement”).

The Purchase Agreement contains customary representations, covenants and warranties, including covenants that BH Media and Buffalo News will conduct their respective businesses, and Lee will perform its services under the Management Agreement, in the ordinary course consistent with past practice during the period between the execution of the Purchase Agreement and the consummation of the Transactions.  The closing of the Transactions is subject to customary closing conditions, including the expiration of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the closing of the financing of the Transactions and refinancing of Lee’s existing credit facilities under the Credit Agreement, as described below (“Debt Financing”) and the execution and delivery of specified ancillary agreements.

The ancillary agreements include a lease agreement between BH Media, as Landlord, and Lee, as Tenant, providing for the leasing of 68 properties and related fixtures (including production equipment) used in the BH Media Newspaper Business (“Lease”).  The Lease will be signed and commence upon closing of the Transactions.  The Lease requires Lee to pay annual rent of $8 million, payable in equal monthly payments, as well as all operating costs relating to the properties (including maintenance, repairs, property taxes and insurance).  Rent payments will be subject to a Rent Credit (as defined in the Lease) for any leased real estate sold by BH Media during the term of the Lease.

The Purchase Agreement also contains certain rights to terminate the Purchase Agreement prior to the Closing, including by mutual consent or by either party under certain circumstances, including if the closing of the Transactions has not occurred on or before April 30, 2020.

In connection with the Purchase Agreement, Lee entered into a Credit Agreement dated as of January 29, 2020, with BH Finance, LLC, a Nebraska limited liability company (“BH Finance”), as lender (“Credit Agreement”), pursuant to which BH Finance will provide a secured 25-year term loan in an aggregate principal amount not to exceed the sum of the aggregate purchase price under the Purchase Agreement plus Lee’s outstanding indebtedness as of the closing date and incidental fees and expenses related to the Debt Financing, subject to the satisfaction of certain customary closing conditions, including the simultaneous closing of the Transactions and the Debt Financing.  The Debt Financing under the Credit Agreement will bear interest at a per annum rate equal to 9.00%, payable monthly.   Principal reductions will be required periodically in the amount equal to the Company’s excess cash flow (as defined in the Credit Agreement) for each fiscal quarter beginning with the period ending June 28, 2020, and for the proceeds from the sale of assets as they may be received from time to time. Substantially all of the proceeds of the Debt Financing will be used to finance the Transactions; refinance Lee’s existing indebtedness, including payment in full of its outstanding Senior Secured Notes, second lien loans and revolving loan indebtedness; and provide working capital to Lee in lieu of a revolving credit facility.

The Credit Agreement also contains certain customary representations and warranties, certain affirmative and negative covenants and certain conditions, including restrictions on incurring additional indebtedness, creating certain liens, making certain investments or acquisitions, issuing dividends, repurchasing shares of stock of the Company and certain other capital transactions.

Certain existing and future direct and indirect material domestic subsidiaries of Lee are guarantors of Lee’s obligations under the Credit Agreement.

The foregoing summary of the Purchase Agreement, Lease and Credit Agreement (collectively, the “Agreements”) does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Purchase Agreement, filed as Exhibit 10.1 hereto and incorporated herein by reference, the Credit Agreement, filed as Exhibit 10.2 hereto and incorporated herein by reference, and the form of Lease Agreement, filed as Exhibit 10.3 hereto and incorporated herein by reference.

The Agreements have been included as exhibits to provide investors with information regarding the terms of each. The Agreements are not intended to provide any other factual information about Lee, Berkshire or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreements were made only for purposes of the Agreements and as of specific dates; were made solely for the benefit of the parties to the Agreements; may be subject to limitations agreed upon the by parties, including being qualified by confidential disclosures; may not have been intended to be statements of fact, but rather, as a method of allocating contractual risk and governing the contractual rights and relationships of investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Lee, BH Media or Buffalo News or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreements, which subsequent information may or may not be fully reflected in Lee’s public disclosures.

Item 7.01.	Regulation FD Disclosure.

On January 29, 2020, Lee issued a press release announcing the execution of the Purchase Agreement and Credit Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

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The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

FORWARD-LOOKING STATEMENTS

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Form 8-K contains information that may be deemed forward-looking that is based largely on our current expectations, and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties, which in some instances are beyond our control, are:

•	Our ability to generate cash flows and maintain liquidity sufficient to service our debt;
•	Our ability to manage declining print revenue;
•	That the warrants issued in our refinancing will not be exercised;
•	Change in advertising and subscription demand;
•	Changes in technology that impact our ability to deliver digital advertising;
•	Potential changes in newsprint, other commodities and energy costs;
•	Interest rates;
•	Labor costs;
•	Significant cyber security breaches or failure of our information technology systems;
•	Legislative and regulatory rulings;
•	Our ability to achieve planned expense reductions;
•	Our ability to maintain employee and customer relationships;
•	Our ability to manage increased capital costs;
•	Our ability to maintain our listing status on the NYSE;
•	Competition; and
•	Other risks detailed from time to time in our publicly filed documents.

Any statements that are not statements of historical fact (including statements containing the words “may”, “will”, “would”, “could”, “believes”, “expects”, “anticipates”, “intends”, “plans”, “projects”, “considers” and similar expressions) generally should be considered forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this Form 8-K. We do not undertake to publicly update or revise our forward-looking statements, except as required by law.

Additional risk factors that could cause actual results to differ materially from expectations include, but are not limited to, the risks identified by Lee in its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. All forward-looking statements speak only as of the date on which they are made. Except to the extent required by law, Lee expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

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Item 9.01.	Financial Statements and Exhibits.

(d)   Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
10.1	Asset and Stock Purchase Agreement dated January 29, 2020 by and among Lee Enterprises, Incorporated, Berkshire Hathaway Inc. and BH Media Group, Inc.

10.2	Credit Agreement dated January 29, 2020 by and between Lee Enterprises, Incorporated and BH Finance LLC.

10.3	Form of Lease Agreement by and between Lee Enterprises, Incorporated and BH Media Group, Inc.

99.1	News Release of Lee Enterprises, Incorporated dated January 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: January 29, 2020	By:	/s/Timothy R. Millage
Timothy R. Millage
Vice President, Chief Financial Officer and Treasurer

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